UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

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LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Newport Center Drive, Suite 300 Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2021, the Board of Directors (the “Board”) of Landsea Homes Corporation, a Delaware corporation (the “Company”), adopted the Landsea Homes Corporation Executive Cash Incentive Plan (the “Plan”) which is intended to provide a link between the compensation of participants and Company performance, to motivate participants to achieve individual and corporate performance goals and objectives and to enable the Company to attract and retain high quality executives. The Plan provides a framework for the grant of cash incentive awards to the Company’s executive officers and other employees as may be determined by the Compensation Committee of the Board (the “Committee”), who will serve as the administrator of the Plan.

Under the Plan, the Committee will establish performance goals and/or objectives at the beginning of the applicable performance year, will determine the target bonus award for each participant in the Plan for such year, and make determinations of the final bonus amounts payable to participants based on achievement of the performance goals and/or objectives for such year. Payment of bonuses earned under the Plan will generally require continued employment by the participant through the date of payment. All bonuses granted under the Plan will be subject to any clawback or recoupment policy adopted by the Company.

The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1	Landsea Homes Corporation Executive Cash Incentive Plan, effective as of January 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: April 21, 2021	By:	/s/ Franco Tenerelli
Name: Franco Tenerelli
Title: Executive Vice President, Chief Legal Officer and Secretary

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